Exhibit 10.12

July 28, 2017

Alithya Group Inc.

2875 boul. Laurier, office 1250

Quebec (Quebec) G1V 2M2

Modification to the Credit facilities Agreement

Executed as of March 27, 2017 and the Amendment to the Credit Facility Agreement executed as of June 30, 2017 (including any and all prior modifications, the “Agreement”) agreed upon by Canadian Imperial Bank of Commerce (“CIBC”) and Alithya Group Inc. Alithya Consulting Inc., Systemware Innovation Corporation and Pro2p Services Conseils Inc. (the “Borrowers”).

Modifications: The Agreement is hereby modified as follows:

Operating credit

Credit limit:	$25,000,000

This limit is shared between Alithya Group Inc., Alithya Consulting Inc., Systemware Innovation Corporation and Pro2p Services Conseils Inc.

Basis of Borrowing:	Notwithstanding the limit of this credit specified above, the outstanding amount of Canadian dollar loans and US dollar loans under this Letter and the outstanding amount of Acceptances under the Letter of Credit. of documentary credit and the total amount of the outstanding balance of letters of credit issued and outstanding under demand credit for standby letters of credit plus the outstanding balance of all payments made under such letters of credit must never exceed:

(i) 85% of the Value of Government Accounts receivable, up to 120 days, plus

(ii) 80% of the Value of the designated accounts receivable, such as financial institutions and/or listed companies holding a high investment grade rating up to a maximum of 90 days, plus

(iii) 75% of the Value of Eligible Accounts Receivable up to a maximum of 90 days,

(iv) net of all Priority Claims.

Purpose:	All amounts obtained under this Letter shall be used for expenses incurred in the normal course of business of the Borrower and its wholly-owned Subsidiaries that have secured this credit.

Description and rates:	Revolving credit, available as follows:

• loans in Canadian dollars, also available by way of overdrafts;

Interest on loans in Canadian dollars is calculated at prime rate plus 1.35% per annum;

• loans in US dollars, also available by way of overdrafts;

Interest on loans in US dollars is calculated at the rate of US base plus 1.35% per annum.

Securities

The following Securities, the form and content of which must be satisfactory to CIBC, are required to secure all obligations, present and future, of the Borrower to CIBC and the CIBC Group Members, respectively (including the holding of any foreign exchange derivative instrument). In these Securities, all references to obligations, present and future, of the Borrower to CIBC shall be deemed to be references to present and future obligations of the Borrower towards CIBC and the Members of its Group, respectively.

Alithya Group Inc., Alithya Consulting Inc, Systemwarc Innovation Corporation and Pro2p Consulting Services Inc. (the “Guarantors”) cross-corporate endorsement with respect to all of the obligations towards CIBC, by

•   First movable hypothecs in the amount of $ 40,000,000 on the universality of movable property, present and future of Alithya Group Inc., Alithya Consulting Inc., Systemware Innovation Corporation and Pro2p Services Conseils Inc., including all receivables, all inventories, all equipment, all intangible rights (including intellectual property) and all securities, with the exception of CDAEs, where the first rank is granted to IQ;

General Security Agreement of priority rank on all personal property, including accounts receipts, inventories, intangible rights (including the intellectual property), equipment and machinery, present and future subsidiaries of Alithya Group Inc., Alithya Consulting Inc, Systemware Innovation Corporation and Pro2p Services Conseils Inc. registered in Ontario;

Guarantees of the Subsidiaries of Alithya Group-inc., present and future (including but not limited to Alithya Consulting SAS, Alithya Consulting USA Inc.,), hereinafter named “Guarantors”, with respect to all of the Borrower’s obligations to CIBC;

An inter-creditors agreement between CIBC, the subordinate lender, Fonds de Solidarité des Travailleurs du Québec (F.T.Q.) and the Borrower, with a view to clarifying the relative rights of the parties to the latter as creditors of the Borrower (and/or Guarantors);

Fees

Annual fees:	10 basis points of the authorized amount

Change fee:	$ 500 fee, or 25 basis points if it is a credit limit increase.

Supervisory fee:	$ 250 per month, payable monthly in arrears.

Confirmation: The Agreement as hereby modified remains in full force.

CANADIAN IMPERIAL BANK OF COMMERCE

/s/ Jean-Bébastien Houde
Name: Jean-Bébastien Houde
Title: Authorized Signatory

/s/ David Bouchard
David Bouchard
Title: Authorized Signatory

/s/ Etienne Lessard
Étienne Lessard
Title: Authorized Signatory

Accepted on August 2, 2017

2875 boul. Laurier,

Suite 1250

Quebec (Quebec) G1V 4M2

We hereby acknowledge that we have read the this letter and agree to be bound by the terms and conditions present. Alithya Group Inc.

/s/ Paul Raymond
Name: Paul Raymond
Title: President & CEO

/s/ Marc Cantin
Name: Marc Cantin
Title: Vice President Legal Affairs and Secretary

Alithya Consulting Inc.

/s/ Paul Raymond
Name: Paul Raymond
Title: President & CEO

/s/ Marc Cantin
Name: Marc Cantin
Title: Vice President Legal Affairs and Secretary

Systemware Innovation Corporation

/s/ Paul Raymond
Name: Paul Raymond
Title: President & CEO

/s/ Marc Cantin
Name: Marc Cantin
Title: Vice President Legal Affairs and Secretary

Pro2p Services Conseils Inc.

/s/ Paul Raymond
Name: Paul Raymond
Title: President & CEO

/s/ Marc Cantin
Name: Marc Cantin
Title: Vice President Legal Affairs and Secretary

We hereby acknowledge that we have read the this letter and

agree to be bound by the terms and conditions present.

Alithya Consulting SAS

(the “Guarantors”)

/s/ Paul Raymond
Name: Paul Raymond
Title: President & CEO

/s/ Marc Cantin
Name: Marc Cantin
Title: Vice President Legal Affairs and Secretary

Alithya Consulting USA inc.

(the “Guarantors”)

/s/ Paul Raymond
Name: Paul Raymond
Title: President & CEO

/s/ Marc Cantin
Name: Marc Cantin
Title: Vice President Legal Affairs and Secretary

Alithya Group Inc.

(the “Guarantors”)

/s/ Paul Raymond
Name: Paul Raymond
Title: President & CEO

/s/ Marc Cantin
Name: Marc Cantin
Title: Vice President Legal Affairs and Secretary

Alithya Consulting Inc.

(the “Guarantors”)

/s/ Paul Raymond
Name: Paul Raymond
Title: President & CEO

/s/ Marc Cantin
Name: Marc Cantin
Title: Vice President Legal Affairs and Secretary

Systemware Innovation Corporation (the “Guarantors”)

/s/ Paul Raymond
Name: Paul Raymond
Title: President & CEO

/s/ Marc Cantin
Name: Marc Cantin
Title: Vice President Legal Affairs and Secretary

Pro2p Services Conseils Inc. (the “Guarantors”)

/s/ Paul Raymond
Name: Paul Raymond
Title: President & CEO

/s/ Marc Cantin
Name: Marc Cantin
Title: Vice President Legal Affairs and Secretary